SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.)

Filed by the registrant  |X|
Filed by a party other than the registrant |_|
Check the appropriate box:                          |_| Confidential, for Use of
      |_|  Preliminary proxy statement                  the Commission Only (as
      |X|  Definitive proxy statement                   permitted by Rule
      |_|  Definitive additional materials              14a-6(e)(2)
      |_|  Soliciting material pursuant
           to Rule 14a-11(c) or Rule 14a-12

                        FIRST CHEROKEE BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of filing fee (Check the appropriate box):
   |X|  No fee required
   |_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
   (2)Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------
   (3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
   (4)Proposed maximum aggregate value of transaction:

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   (5)Total fee paid:

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   |_|  Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

   |_|  Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1)Amount previously paid:

--------------------------------------------------------------------------------
   (2)Form, Schedule or Registration Statement no.:

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   (3)Filing Party:

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   (4)Date Filed:

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


                                 REVOCABLE PROXY
                         FIRST CHEROKEE BANCSHARES, INC.

[ X ] PLEASE MARK VOTES AS IN THIS EXAMPLE

      PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned shareholder of First Cherokee Bancshares, Inc. (the "Company") hereby constitutes and appoints J. Stanley Fitts, Carl C. Hames, Jr. and Bobby
R. Hubbard, and each of them, as true and lawful attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and act with respect to all shares of the Company's Common Stock (the "Shares"), the undersigned could vote, and with all powers the undersigned would possess, if personally present, at the Annual Meeting of Shareholders of the Company to be held on May 21, 2002, and at any adjournments or postponements thereof (the "Annual Meeting").

1.PROPOSAL: Election of Directors (except as marked to the contrary below):

   NOMINEES FOR ELECTION AS DIRECTORS
   ----------------------------------

   Alan D. Bobo         Russell L. Flynn        Bobby R. Hubbard
   Elwin K. Bobo        Carl C. Hames, Jr.      R.O. Kononen, Jr.
   Michael A. Edwards   C. Garry Haygood        Dennis M. Lord
   J. Stanley Fitts     Thomas D. Hopkins, Jr.  Larry R. Lusk
                                                Dr. Stuart R. Tasman

  [   ] FOR             [   ] WITHHOLD          [   ] FOR ALL EXCEPT

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee"s name in the space provided below.

________________________________________


  The Board of Directors recommends a vote "FOR" the Election as Directors, of the Nominees.

  This proxy revokes all prior dated proxies. The signer hereby acknowledges receipt of the Company's proxy statement dated April 15, 2002.

                   Please be sure to sign and date this Proxy
                               in the box below.

                                   Date___________________________

__________________________         _______________________________
  Stockholder sign above           Co-holder (if any) sign above



                Detach above card, sign, date and mail in postage
                            paid envelope provided.

                         FIRST CHEROKEE BANCSHARES, INC.

  Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY

                                 April 15, 2002



Dear Shareholders:

        On behalf of the Board of Directors, you are cordially invited to attend the Annual Meeting of Shareholders of First Cherokee Bancshares, Inc. (the "Company"), the bank holding company for First National Bank of Cherokee, Woodstock, Georgia.

         The meeting will be held at the Woodstock Library, 7745 Main Street, Woodstock, Georgia, on Tuesday, May 21, 2002, at 3:00 p.m. The Board of Directors of the Company and our management team look forward to the opportunity of personally greeting those shareholders in attendance.

         Information about the meeting is provided in the enclosed Notice of Annual Meeting of Shareholders and Proxy Statement. Also included is the Company's 2001 Annual Report.

         Your interest and participation, regardless of the number of shares you own, are important to the continued success of the Company and First National Bank of Cherokee. Therefore, whether or not you plan to attend the meeting in person, please mark, sign and date the enclosed proxy and return it to the Company in the postage-paid envelope provided so that your shares can be voted.

         Your continued interest in and support of the Company and First National Bank of Cherokee are appreciated.

                                                       Sincerely,


                                                       /S/ Carl C. Hames, Jr.
                                                       ----------------------
                                                       Carl C. Hames, Jr.
                                                       Chief Executive Officer

                         FIRST CHEROKEE BANCSHARES, INC.
                          the bank holding company for
                         First National Bank of Cherokee
                                 9860 Highway 92
                            Woodstock, Georgia 30188
                                 (770) 591-9000
                           ---------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             To Be Held May 21, 2002
                           ---------------------------


To:      The Shareholders of First Cherokee Bancshares, Inc.:

         The Annual Meeting of Shareholders of First Cherokee Bancshares, Inc. (the "Company") will be held at the Woodstock Library, 7745 Main Street, Woodstock, Georgia, on Tuesday, May 21, 2002, at 3:00 p.m., for the purpose of acting upon the following matters:

         1. To elect 13 members to the Board of Directors to serve a one-year term expiring in 2003; and

         2. To consider such other business as may properly come before the annual meeting or any adjournments thereof.

         The Board of Directors has set March 22, 2002, as the record date for the annual meeting. Only shareholders of record at the close of business on the record date are entitled to notice of and to vote at the annual meeting.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL AS MORE PARTICULARLY DESCRIBED IN THE ATTACHED PROXY STATEMENT.

         YOUR PROXY IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE MARK, SIGN, DATE AND MAIL THE PROXY TO THE COMPANY IN THE ACCOMPANYING, POSTAGE PAID ENVELOPE.

                                           By Order of the Board of Directors


                                           /S/ Carl C. Hames, Jr.
                                           ----------------------
                                           Carl C. Hames, Jr.
                                           Chief Executive Officer


April 15, 2002

                         FIRST CHEROKEE BANCSHARES, INC.
                          the bank holding company for
                         First National Bank of Cherokee
                           ---------------------------

                                 PROXY STATEMENT
                         Annual Meeting of Shareholders
                             To Be Held May 21, 2002
                           ---------------------------


                          PROXY SOLICITATION AND VOTING

INTRODUCTION

         This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of proxies from the shareholders of First Cherokee Bancshares, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held May 21, 2002. The Company is a bank holding company. It was organized in 1988 under the laws of the State of Georgia. The Company's subsidiary, First National Bank of Cherokee (the "Bank"), opened for business on November 27, 1989, in Woodstock, Georgia.

RECORD DATE AND MAILING DATE

         The Board of Directors has set March 22, 2002, as the record date for the annual meeting. Only shareholders of record at the close of business on the record date are entitled to notice of and to vote at the annual meeting. This Proxy Statement and the enclosed form of proxy are being mailed to the Company's shareholders on or about April 15, 2002.

NUMBER OF SHARES OUTSTANDING

         As of the record date, there were 723,316 shares of common stock of the Company outstanding. A quorum for the annual meeting consists of the holders of the majority of the shares present in person or represented by proxy. Each share is entitled to one vote on each matter to come before the annual meeting.

REQUIREMENTS FOR SHAREHOLDER APPROVAL

         Directors are elected by a plurality of the shares present in person or by proxy and entitled to vote. Only those votes actually cast will be counted for the purpose of determining whether a particular nominee received sufficient votes to be elected. Accordingly, any abstentions and broker non-votes, which are described below, will not be included in vote totals and will not be considered in determining the outcome of the vote.

         ABSTENTIONS. A shareholder who is present in person and by proxy at the annual meeting and who abstains from voting on any or all proposals will be included in the number of shareholders present at the annual meeting for the purpose of determining the presence of a quorum. Abstentions do not count as votes in favor of or against a given matter.

         BROKER NON-VOTES. Brokers who hold shares for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members. Proxies that contain a broker vote on one more proposals but no votes on others are referred to as "broker non-votes" with respect to the proposal(s) not voted upon. Broker non-votes are included in determining the presence of a quorum. A broker non-vote, however, does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority.

         Approval of any other matter that may properly come before the annual meeting requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter. Abstentions will be counted in determining the minimum number of votes required for approval and, therefore, have the effect of negative votes. Broker non-votes will not be counted as votes for or against approval of any other matter properly brought before the annual meeting.

SOLICITATION OF PROXIES

         The proxy is solicited for use at the annual meeting if a shareholder is unable to attend the annual meeting in person or wishes to have his or her shares voted by proxy, even if he or she attends the annual meeting. A shareholder who signs a proxy has the right to revoke it before it is voted (1) by notice to the Secretary of the Company, (2) by submitting a proxy having a later date, or (3) by appearing at the annual meeting and electing to vote in person.

         All shares represented by valid proxies received pursuant to this solicitation and not revoked before they are voted will be voted in the manner specified in the proxies. If a proxy is signed and no specification is made, the shares represented by the proxy will be voted in favor of the Proposal described below and in accordance with the best judgment of the persons exercising the proxy with respect to any other matters properly presented for action at the annual meeting.

         In addition to this solicitation by mail, the officers and employees of the Company and its subsidiary, without additional compensation, may solicit proxies in favor of the Proposal, by personal contact, letter, telephone or other means of communication. We will ask brokers, nominees and other custodians and fiduciaries to forward proxy solicitation material to the beneficial owners of Company shares, where appropriate, and we will reimburse them for their reasonable expenses. The Company will bear the costs of soliciting proxies for the Annual Meeting.

                       PROPOSAL FOR ELECTION OF DIRECTORS

NOMINEES

         The members of the Company's Board of Directors are elected by the shareholders. The Board of Directors presently consists of 13 members, each of whom also serves as a director of the Bank. The members of the Board of Directors of the Bank are elected annually by the Company, which is the sole shareholder of the Bank.

         The Board of Directors has nominated the 13 incumbent directors listed below for re-election as directors of the Company to serve one-year terms that will expire at the 2003 Annual Meeting of Shareholders or when their successors are elected and qualified. We expect each proxy solicited on behalf of the Board of Directors to be voted for the election of the nominees designated below. At this time, the Board of Directors knows of no reason why a nominee might be unable to serve, but if that should occur before the annual meeting, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

         The following table sets forth the name, age at December 31, 2001, year first elected and principal occupation for the last five years of each of the 13 nominees:

                                              Year
                                              First
Name                             Age          Elected      Principal Occupation
----                             ---          -------      --------------------

Alan D. Bobo                     50           1988         Mr. Alan Bobo is the owner of Bobo Plumbing Company,
                                                           a retail plumbing services company, Woodstock, Georgia.

Elwin K. Bobo                    54           1988         Mr. Elwin Bobo is the owner of Bobo Construction Company,
                                                           a residential and commercial building and land development company, Woodstock, Georgia.

Michael A. Edwards               43           1988         Mr. Michael Edwards is Vice President of Edwards Tire
                                                           Sales, Inc., a retail tire sales and services company,
                                                           Woodstock, Georgia.

J. Stanley Fitts                 58           1988         Mr. Stanley Fitts is the owner and President of Reeves
                                                           Floral Products, Inc., a wholesale floral products company,
                                                           Woodstock, Georgia.

Russell L. Flynn                 69           1988         Mr. Russell Flynn is affiliated with ERA Sunrise Realty,
                                                           a real estate brokerage company, as an Associate Broker.

Carl C. Hames, Jr.               53           1988         Mr. Carl Hames became President and Chief Executive
                                                           Officer of the Company in 1990 and Chief Executive
                                                           Officer of the Bank in 1991.




                                      -2-




                                              Year
                                              First
Name                             Age          Elected      Principal Occupation
----                             ---          -------      --------------------
C. Garry Haygood                 51           1988         Mr. Garry Haygood is the President of Circle H
                                                           Development, Inc., a land development company,
                                                           Woodstock, Georgia.

Thomas D. Hopkins, Jr.           67           1988         Mr. Thomas Hopkins is retired.  He was the President of
                                                           Hopkins and Son, Inc., which formerly operated two NAPA
                                                           Auto Parts Stores in Georgia.  He is also a Georgia Real
                                                           Estate Broker and the owner of Tom Hopkins Realty,
                                                           Woodstock, Georgia.

Bobby R. Hubbard                 58           1988         Mr. Bobby Hubbard is a Flight Equipment
                                                           Instructor/Operations Analyst for Lockheed Martin
                                                           Aeronautical Systems, Marietta, Georgia.

R. O. Kononen, Jr.               51           1998         Mr. Rick Kononen joined the Bank as President in January
                                                           1997, and was elected to the Bank's Board of Directors in
                                                           May 1997 and to the Company's Board of Directors in April
                                                           1998. He served as Executive Vice President of Security
                                                           State Bank, Canton, Georgia, from 1990 through 1996.

Dennis M. Lord                   60           1988         Mr. Dennis Lord was the Secretary of Bay, Lingerfelt and
                                                           Lord, Inc., a grading contracting company, Atlanta,
                                                           Georgia, from 1972 to 1997.  He presently develops
                                                           properties.

Larry R. Lusk                    52           1988         Mr. Larry Lusk was the owner and President of Lusk
                                                           Construction, Inc., a commercial construction company,
                                                           Canton, Georgia, from 1977 to 1995.  He currently does
                                                           contract sales/design work and property development.

Dr. Stuart R. Tasman             49           1988         Dr. Stuart Tasman is an optometrist in private practice
                                                           in Cobb County, Georgia.




         There are no arrangements or understandings between the Company and any person pursuant to which any of the above persons have been or will be elected a director. No director is a director of another bank or bank holding company. Alan D. Bobo and Elwin K. Bobo are brothers.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION AS DIRECTORS OF THE 13 NOMINEES NAMED ABOVE.


MEETINGS OF THE BOARD OF DIRECTORS

         The Board of Directors of the Company held nine meetings during 2001. During 2001, each director attended at least 75% of the total number of meetings of the Company's Board of Directors. The Board of Directors of the Company does not have standing committees.


                               EXECUTIVE OFFICERS

         The following table sets forth the name, age at December 31, 2001, and principal occupation for the last five years of each of the executive officers of the Company.

Name                                     Principal Occupation
----                                     --------------------

Carl C. Hames, Jr.                       Mr. Hames, age 53, has been President
                                         and Chief Executive Officer of the
                                         Company since 1990 and Chief Executive
                                         Officer of the Bank since 1991.

Kitty A. Kendrick                        Ms. Kendrick, age 43, joined the Bank
                                         in 1993 as a Senior Vice President and
                                         Chief Financial Officer of the Company.
                                         She was promoted to Executive Vice
                                         President of the Bank in January 1997.

R. O. Kononen, Jr.                       Mr. Kononen, age 51, joined the Bank as
                                         President in January 1997, and was
                                         elected to the Bank's Board of
                                         Directors in May 1997 and to the
                                         Company's Board of Directors in April
                                         1998. Prior to joining the Bank, Mr.
                                         Kononen was an executive officer at
                                         Security State Bank, Canton, Georgia.

                       DIRECTOR AND EXECUTIVE COMPENSATION

DIRECTOR COMPENSATION

         During 2001, directors of the Company received $700 per quarter for attendance at Company Board meetings. Additionally, directors of the Bank received $700 per Bank board meeting attended and between $100 and $200 per Bank committee meeting attended, depending on the type of committee that was meeting.

         All of the Bank's directors participate in a retirement plan. (Mr. Kononen has participated in a retirement plan since January 1997 in his capacity as an executive officer of the Bank.) The purpose of the retirement plan is to provide an annual retirement benefit to each director when he retires from the Board. The plan provides retirement benefits in two ways, with an index formula and with fee deferrals. The index formula consists of the earnings on a specific life insurance policy, reduced by an amount equal to the Bank's opportunity cost. At retirement, the Bank pays the accumulated excess earnings to the director over a specified number of years. During retirement, the Bank pays the earnings in excess of the opportunity cost to the director annually. These payments continue for the life of the director. The fee deferral part of the retirement plan is optional. Each director may elect to defer all or a portion of his current director's fees for a ten-year period which began in 1995. In addition, deferred fees will be credited with interest at a rate indexed to current market conditions. The Bank's obligations under the retirement plan are unfunded. However, the Bank has purchased life insurance policies on each insurable director that are actuarially designed to offset the annual expenses associated with the indexed formula benefit. The Bank is the sole owner of all of the policies.

         The Bank also furnishes its insurable directors with a life insurance plan. This plan is provided by a life insurance policy for each insurable director. The life insurance plan generally provides that the Bank will pay each director's beneficiary 80% of the life insurance policy's death benefit. The Bank owns the policy and its entire cash surrender value as well as the remainder of the death benefit.

EXECUTIVE COMPENSATION

         The compensation described below is paid for all services rendered to the Company and the Bank. The Company does not separately compensate its executive officers. The following Summary Compensation Table presents the total compensation paid during 2001, 2000 and 1999 to the Company's Chief Executive Officer and each of the other executive officers of the Company who earned more than $100,000 in compensation during the year ended December 31, 2001.


                                                  Summary Compensation Table

---------------------------------------------------------------------------------------------------------------------------------

                                                                                    Long-Term Compensation
                                                                            ---------------------------------------
                                                                               Awards               Payouts
                                                                               ------               -------

                                                                  Other
                                                                  Annual       Restricted                                All Other
    Name and                           Salary          Bonus    Compensation   Stock         Options/       LTIP       Compensation
Principal Position          Year        ($)             ($)       ($)(1)       Awards ($)    SARs (#)     Payouts ($)      ($)
------------------          ----     ----------     ---------      ----      ----------     --------     -----------       ---


Carl C. Hames, Jr.,        2001       $145,869        $59,696     $9,000(2)       0            0              0         $5,100(3)
President and Chief        2000       $129,605        $56,000     $6,000(2)       0            0              0         $5,100(3)
Executive Officer of the   1999       $110,096        $33,405     $6,000(2)       0            0              0         $4,800(3)
Company
------------------------  -----    -----------     ----------   -----------      ---          ---            ---       ----------
R. O. Kononen, Jr.,        2001       $100,000        $15,000     $8,400(2)       0            0              0         $3,702(3)
President of the Bank      2000       $ 97,500        $15,000     $8,400(2)       0            0              0         $3,462(3)
                           1999       $ 95,000        $ 9,500     $8,400(2)       0            0              0         $3,570(3)
------------------------  -----    -----------     ----------   -----------      ---          ---            ---       ----------
Kitty A. Kendrick,         2001       $ 95,000        $19,324     $5,482(4)       0            0              0         $3,278(3)
Executive Vice President   2000       $ 87,500        $14,250     $    0          0            0              0         $2,865(3)
and Chief Financial        1999       $ 80,000        $ 8,000     $    0          0            0              0         $2,882(3)
Officer of the Company
------------------------  -----   ------------     ----------  ------------      ---          ---            ---       ----------



(1) We have omitted information on "perks" and other personal benefits because the aggregate value of these items does not meet the minimum amount required for disclosure under Securities and Exchange Commission regulations.

(2) Consists of an automobile allowance.

(3) Consists of the Company's matching of the executives' contributions to the Bank's 401K plan.

(4) Consists of cash paid to Ms. Kendrick in lieu of accrued vacation.



During fiscal 2001, the Company did not grant any options to the executives named in the Summary Compensation Table. The Company had no outstanding stock appreciation rights and granted no stock appreciation rights.

FISCAL YEAR-END OPTION VALUES

         The following table contains information, with respect to the executives named in the Summary Compensation Table, concerning unexercised options held as of the end of 2001. Carl C. Hames, Jr. exercised 1,100 options on May 10, 2001. No other options were exercised during 2001.


                                              Fiscal Year-End Option Values
                                              -----------------------------
                                                                      Value of Unexercised
                              Number of Unexercised                  In-the-Money Options at
     Name                   Options Held at 12/31/01                        12/31/01
     ----                   ------------------------                        --------
                          Exercisable       Unexercisable        Exercisable       Unexercisable
                           -----------       -------------        -----------       -------------

Carl C. Hames, Jr.           1,820                480             $15,470(1)          $1,579(1)
R.O. Kononen, Jr.            8,000              2,000             $44,870(1)          $6,580(1)
Kitty A. Kendrick            5,200              2,000             $36,072(1)          $6,580(1)



(1) At December 31, 2001, the per share fair market value of the Company's common stock ($21.00 per share), exceeded the per share exercise prices of $9.09, $14.00 and $17.71 of the options. Fair market value is based on the final trade of 2001.

EMPLOYMENT AGREEMENTS

         During 2000, the Company and the Bank renewed Mr. Hames' employment agreement confirming that Mr. Hames will continue to serve as President and Chief Executive Officer of the Company, Chief Executive Officer of the Bank, and as a director of the Company and the Bank until May 11, 2005, unless sooner terminated for cause or by reason of Mr. Hames' death or disability.

         As renewed, Mr. Hames' employment agreement provides for:

(1) A base salary of $140,000 to be adjusted annually by not more than 8% based upon the change in the consumer price index for the metropolitan Atlanta area;

(2) An annual performance bonus determined by the Bank's Board of Directors;

(3)      An automobile allowance;

(4) Term life insurance providing benefits in an amount of at least two times annual salary, group health and hospital insurance, and long term disability insurance benefits with benefits equal to 60% of annual salary;

(5)      Reimbursement for business-related expenses and country club dues; and

(6)      The establishment of a retirement plan.

         Neither the Company nor the Bank has entered into an employment agreement with Mr. Kononen or Ms. Kendrick.

                                 STOCK OWNERSHIP

         The following table lists information regarding the shares beneficially owned, as of March 22, 2002 (1) by each of the Company's directors, (2) by its executive officers, and (3) by all of the Company's directors and executive officers as a group. As of the record date, the Company did not have any shareholders who beneficially owned more than 5% of the shares who are not also directors of the Company. According to rules adopted by the Securities and Exchange Commission, a "beneficial owner" of securities has or shares the power to vote the securities or to direct their investment. Unless otherwise indicated, each person is the record owner of, and has sole voting and investment power with respect to, his or her shares. The number of issued and outstanding shares used to calculate the adjusted percentage of total class ownership for a given individual or group includes any shares covered by options issued to that individual or group and exercisable within 60 days of March 22, 2002.

                                                                   Number of        Adjusted
                                    Number         Percent       Shares Subject    Percentage
   Name of                           of              of               to              of
Beneficial Owner                   Shares(1)        Class          Options(2)       Class(3)
----------------                    ------          -----          --------          -----

Directors
---------
Alan D. Bobo                       25,865(4)         3.6              960             3.7
Elwin K. Bobo                      33,405(5)         4.6              960             4.7
Michael A. Edwards                 15,860(6)         2.2              960             2.3
J. Stanley Fitts                   47,002(7)         6.5              960             6.6
Russell L. Flynn                   15,010(8)         2.1              960             2.2
Carl C. Hames, Jr.                 56,407(9)         7.8            2,060             8.1
C. Garry Haygood                   46,099(10)        6.4              960             6.5
Thomas D. Hopkins, Jr.             26,532(11)        3.7              960             3.8
Bobby R. Hubbard                   21,168(12)        2.9              960             3.1
R. O. Kononen, Jr.                 10,754(13)        1.5            9,000             2.7
Dennis M. Lord                     37,125(14)        5.1              960             5.3
Larry R. Lusk                      23,407(15)        3.2              960             3.4
Dr. Stuart R. Tasman               16,647(16)        2.3              960             2.4

Additional Executive Officer
----------------------------
Kitty A. Kendrick                   1,696(17)        0.2            6,200             1.1

All Directors and                 376,977           52.1           27,820            53.9
Executive Officers
as a Group (14 persons)
-----------------------


(1) Does not include shares deemed to be beneficially owned through the right to exercise options within 60 days of the record date.

(2) Consists of shares deemed to be beneficially owned through the right to exercise options within 60 days of the record date.

(3) Adjusted to reflect shares beneficially owned and shares deemed to be beneficially owned through the right to exercise stock options within 60 days of the record date.

(4) Consists of (a) 21,307 shares owned directly by Mr. Bobo; (b) 660 shares owned by Mr. Bobo's children, as to which Mr. Bobo disclaims beneficial ownership; (c) 2,857 shares owned by Mr. Bobo's wife, as to which Mr. Bobo disclaims beneficial ownership; and (d) 1,041 shares held in an IRA for the benefit of Mr. Bobo's wife, as to which Mr. Bobo disclaims beneficial ownership. Mr. Bobo's address is P.O. Box 1092, Woodstock, Georgia.

(5) Consists of (a) 32,032 shares owned directly by Mr. Bobo; and (b) 1,373 shares held in an IRA for Mr. Bobo's benefit. Mr. Bobo's address is P.O. Box 1092, Woodstock, Georgia.

(6)      Consists of (a) 15,750 shares owned directly by Mr. Edwards; and
         (b) 110 shares owned by Mr. Edwards' daughter, as to which Mr. Edwards disclaims beneficial ownership. Mr. Edwards' address is 7775 Turner Road, Woodstock, Georgia.

(7)      Consists of (a) 26,757 shares owned directly by Mr. Fitts; and
         (b) 20,245 shares held for the benefit of Mr. Fitts in Reeves Floral Products, Inc. Profit Sharing Plan and Trust. Mr. Fitts' address is 10288 Highway 92, Woodstock, Georgia.

(8) As to the indicated shares, Mr. Flynn shares voting power with his wife. Mr. Flynn's address is 830 Lake Arrowhead Drive, LA Station # 2024, Waleska, Georgia.

(9) Consists of (a) 39,765 shares owned directly by Mr. Hames; (b) 3,085 shares held in an IRA for Mr. Hames' benefit; (c) 7,092 shares owned by Mr. Hames' wife, as to which Mr. Hames disclaims beneficial ownership;
         (d) l,765 shares held in an IRA for the benefit of Mr. Hames' wife, as to which Mr. Hames disclaims beneficial ownership; (e) 165 shares owned by Mr. Hames' son, as to which Mr. Hames disclaims beneficial ownership; and (f) 4,535 acquired through deferrals to the First National Bank of Cherokee 401k Plan. Mr. Hames' address is 2461 South Cherokee Lane, Woodstock, Georgia. Mr. Hames is also an executive officer of the Company.

(10) Consists of 46,099 shares owned directly by Mr. Haygood. Mr. Haygood's address is 1415 Johnson Brady Road, Canton, Georgia.

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(11)     Consists of (a) 23,011 shares owned directly by Mr. Hopkins and
         (b) 3,521 shares owned by Mr. Hopkins' wife, as to which Mr. Hopkins disclaims beneficial ownership. Mr. Hopkins' address is 2611 Beckwith Trail, Marietta, Georgia.

(12) Consists of (a) 19,800 shares owned directly by Mr. Hubbard; (b) 519 shares held in an IRA for Mr. Hubbard's benefit; (c) 519 shares held in an IRA for the benefit of Mr. Hubbard's wife, as to which Mr. Hubbard disclaims beneficial ownership; and (d) 330 shares owned by Mr. Hubbard's daughter, as to which Mr. Hubbard disclaims beneficial ownership. Mr. Hubbard's address is 803 Upland Estates Drive, Woodstock, Georgia.

(13) Consists of (a) 8,536 shares owned directly by Mr. Kononen and (b) 2,218 shares acquired through deferrals to the First National Bank of Cherokee 401k Plan. Mr. Kononen's address is 275 Frances Road, Canton, Georgia 30114. Mr. Kononen is also an executive officer of the Company.

(14) Consists of (a) 16,500 shares owned directly by Mr. Lord; (b) 880 shares held in an IRA for Mr. Lord's benefit; and (c) 19,745 shares owned jointly by Mr. Lord and his wife. Mr. Lord's address is 3155 Trickum Road, Woodstock, Georgia.

(15) Consists of (a) 17,600 shares owned directly by Mr. Lusk; (b) 3,353 shares owned by his children, as to which Mr. Lusk disclaims beneficial ownership; (c) 1,189 shares held in an IRA for Mr. Lusk's benefit; and
         (d) 1,265 shares owned by Mr. Lusk's wife, as to which Mr. Lusk disclaims beneficial ownership. Mr. Lusk's address is Route 10, Gaddis Road, Canton, Georgia.

(16) Consists of (a) 12,713 shares owned directly by Dr. Tasman; (b) 1,100 shares owned by Dr. Tasman's daughters, as to which Dr. Tasman disclaims beneficial ownership; (c) 1,379 shares held in an IRA for Dr. Tasman's benefit; and (d) 1,455 shares held in a SEP IRA for Dr. Tasman's benefit. Dr. Tasman's address is 1415 Wooten Lake Road, Kennesaw, Georgia.

(17) Consists of (a) 187 shares owned jointly by Ms. Kendrick and her husband; and (b) 1,509 shares acquired through deferrals to the First National Bank of Cherokee 401k Plan. Ms. Kendrick's address is 187 Knollwood Drive, Marietta, Georgia. Ms. Kendrick is also an executive officer of the Company.

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                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16 (a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and persons who beneficially own more than 10% of the Company's outstanding common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in their ownership of the Company's common stock. Directors, executive officers and greater than 10% shareholders are required to furnish the Company with copies of the forms they file. To our knowledge, based solely on a review of the copies of these reports furnished to the Company, during the fiscal year ended December 31, 2001, our directors, executive officers and greater than 10% shareholders complied with all applicable Section 16(a) filing requirements.


                           RELATED PARTY TRANSACTIONS

         Some of our directors, officers, principal shareholders and their associates were customers of, or had transactions with, the Company or the Bank in the ordinary course of business during 2001. Some of our directors are also directors, officers, trustees or principal securities holders of corporations or other organizations that also were customers of, or had transactions with, the Company and the Bank in the ordinary course of business during 2001.

         All outstanding loans and other transactions with our directors, officers and principal shareholders were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and, when made, did not involve more than the normal risk of collectibility or present other unfavorable features. In addition to banking and financial transactions, the Company and the Bank may have had additional transactions with, or used products or services of, various organizations with which directors of the Company and its subsidiaries were associated. The amounts involved in these non-credit transactions have not been material in relation to the business of the Company, the Bank or such other organizations. We expect that the Company and the Bank will continue to have similar transactions in the ordinary course of business with such individuals and their associates in the future.

         The Company leases the land upon which the Bank building is located from J. Stanley Fitts, chairman of the Board of Directors. The initial term of the ground lease is 20 years and ends in 2008, with four separate renewal options to extend the term of the lease for additional five-year periods. The Company has the option to purchase the property during the tenth year of the lease term or at each five-year interval thereafter through the end of the lease. Under the terms of the ground lease the Company also pays property taxes, insurance and maintenance. During the fiscal year ended December 31, 2001, the Company paid approximately $61,000 in rentals under the ground lease.

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                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         The Board of Directors has ratified management's selection of Porter Keadle Moore, LLP as its independent certified public accountants for the current fiscal year. Porter Keadle Moore, LLP, has audited the Company's financial statements since 1991. A representative of that firm is expected to be present at the annual meeting and will be given the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.

AUDIT FEES

         In connection with services rendered in connection with the audit of the Company's annual financial statements and the review of the Company's interim financial statements, the Company has estimated that its total audit fees for fiscal year 2001 were approximately $40,970. This figure is based on an estimate provided by our accountant, Porter Keadle Moore, LLP, and includes fees for services that were billed to the Company in fiscal year 2002 in connection with the 2001 fiscal year audit.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         The Company did not retain its principal accountant to perform financial information systems design or implementation services in fiscal year 2001.

OTHER FEES

         During fiscal year 2001, the Company was billed $45,823 by its principal accountant for services not described above. These other fees were for services including tax advice, consulting services and assistance with the Company's filings with the Securities and Exchange Commission.

         The Board of Directors has considered the provision of non-audit services by our principal accountant and has determined that the provision of these services was consistent with maintaining the independence of the Company's principal accountant.

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                 SHAREHOLDERS' PROPOSALS FOR 2003 ANNUAL MEETING

         Director nominations and other proposals of shareholders intended to be presented at the 2002 Annual Meeting of Shareholders must be submitted to the Company in accordance with the procedures set forth in the Company's bylaws and in accordance with applicable rules of the Securities and Exchange Commission.

         The effect of these provisions is that shareholders must submit such nominations and proposals, together with the related information specified in the bylaws, in writing to the Company on or before December 2, 2002 in order for such matters to be included in the Company's proxy materials for, and to be voted upon at, the 2003 Annual Meeting. All such proposals, nominations and related information should be submitted on or before November 29, 2001, by certified mail, return receipt requested, to the Secretary, First Cherokee Bancshares, Inc., P. O. Box 1238, Woodstock, Georgia 30188. The Company will provide you a copy of its bylaws upon written request to its Secretary.


              OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

         The Board of Directors of the Company knows of no matters other than those referred to in the accompanying Notice of Annual Meeting of Shareholders which may properly come before the annual meeting. However, if any other matter should be properly presented for consideration and voting at the annual meeting, or any adjournments thereof, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in the best interests of the Company.


                                 ANNUAL REPORTS

         Copies of the Company's 2001 Annual Report to Shareholders are being mailed to all shareholders together with this Proxy Statement. Additional copies may be obtained from the Secretary, First Cherokee Bancshares, Inc.,
P. O. Box 1238, Woodstock, Georgia 30188.

         WE WILL FURNISH OUR SHAREHOLDERS WITH A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001 (WITHOUT EXHIBITS) AS FILED WITH SECURITIES AND EXCHANGE COMMISSION. TO RECEIVE THE ANNUAL REPORT ON FORM 10-KSB, SHAREHOLDERS SHOULD SEND A LETTER REQUEST TO THE SECRETARY, FIRST CHEROKEE BANCSHARES, INC., P. O. BOX 1238, WOODSTOCK, GEORGIA 30188.

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